Trade and other payables	12 Months Ended
Dec. 31, 2019
Trade and other payables
Trade and other payables

20.         Trade and other payables

	2019	2018
Suppliers	8,115,015	6,878,510
Partners’ advances	925,761	874,010
Withholding tax	673,204	246,867
Related parties (Note 30)	187,616	116,418
Dividends payable	157,181	84,657
Insurance and reinsurance	136,041	211,883
Agreements in transport contracts (1)	71,239	210,196
Deposits received from third parties	44,826	49,158
Various creditors	402,808	304,613
	10,713,691	8,976,312
Current	10,689,246	8,945,790
Non–current	24,445	30,522
	10,713,691	8,976,312

(1)

Corresponds to the value of debt from agreements in transport contracts of oil pipelines and poliducts, impacted by volumetric adjustments, compensation for quality and other inventory management agreements.

The carrying amount of trade accounts and other accounts payable approximates their fair value due to their short–term nature.